UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting material Pursuant to §240.14a-12

Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

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On September 20, 2017, Pershing Square Capital Management, L.P. and certain affiliates launched a Facebook page relating to Automatic Data Processing, Inc. (the “Company”) located at https://www.facebook.com/ADPascending/ (the “Facebook Page”). Copies of the materials posted to the Facebook Page are below:

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ADPascending is an informational site supporting Pershing Square’s efforts to promote transformational change at ADP. Shareholders are encouraged to VOTE GOLD for Pershing Square’s Nominees for ADP’s Transformation before the company’s November 7th annual meeting.
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These people manage the ADP Ascending Page and have chosen to have the Page appear on their profile and their name and profile picture shown on the Page.

ADP has an incredible opportunity to become a better business and achieve its full potential. Learn the facts and help us spread the word about Pershing Square’s Nominees for ADP’s Transformation. Visitwww.AdPascending.com for more information.
Proxy Materials
Pershing Square Capital Management, L.P. and certain of its affiliated funds (collectively, “Pershing Square”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the 2017 annual meeting of stockholders (the
“Annual Meeting”) of Automatic Data Processing,Inc. (“ADP”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the
Solicitation are available at no charge on the SEC’s website at http://www.sec.gov.The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550;Call Toll Free: (866)
342-1635) or email: ADP@dfking.com.
William A. Ackman, Veronica M.Hagen, V. Paul Unruh, Pershing Square Capital Management, L.P., PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square Capital Management, L.P. and PS Management may be deemed to beneficially own the equity securities of ADP described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time.Except as described in the Schedule 13D or thedefinitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise,in ADP or the matters to be acted upon, if any, in connection with the Annual Meeting.

YOUR VOTE IS IMPORTANT. VOTE GOLD!
ADPascending.com
tt...... ADP Ascending
27 mins ·0
“Like Page
ADP Shareholders,your vote at the upcoming annual meeting is important. Learn why you should VOTE GOLD
Proxy Materials
Pershing Square Capital Management, L.P. and certain of its affiliated funds (collectively, “Pershing Square”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the 2017 annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc.(“ADP”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available,without charge, by directing a request to Pershing Square’s proxy solicitor, D.F.King & Co.,Inc.,48 Wall Street, 22nd Floor, New York, New York
10005 (Call Collect: (212) 269-5550;Call Toll Free:(866) 342-1635) or email: ADP@dfking.com.
William A.Ackman,Veronica M.Hagen,V. Paul Unruh, Pershing Square Capital Management, L.P.,PS Management GP,LLC (“PS Management”), Pershing Square, L.P., Pershing Square II,L.P.,Pershing Square International,Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master,L.P. may be deemed “participants” under SEC rules in the Solicitation.William A. Ackman, Pershing Square Capital Management, L.P. and PS Management may be deemed to beneficially own the equity securities of ADP described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7,
2017 (the “Schedule 13D”),as it may be amended from time to time.Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest,by security holdings or otherwise,in ADP or the matters to be acted upon, if any,in connection with the AnnualMeeting.
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ASCENDING ADP Ascending Published by Global Strategy Group [?] • 9 mins ·0 Pershing Square is one of ADP’s largest shareholders and we intend to be long-term investors in the company. That means that our interests are directly aligned with yours. Read our letter to our fellow shareholders here: https://adpascending.com/…/Pershing-Square ADP-Shareholder-... Proxy Materials Pershing Square Capital Management, L.P. and certain of its affiliated funds (collectively, “Pershing Square”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the 2017 annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (“ADP”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square Capital Management, L.P., PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square Capital Management, L.P. and PS Management may be deemed to beneficially own the equity securities of ADP described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in ADP or the matters to be acted upon, if any, in connection with the Annual Meeting. Boost Post

ADP Ascending AScD*1G Published by Global Strategy Group [?] 4 mins What are ADP’s margins in Employer Services by sub-segment (Small Business, Mid-market, Enterprise, and International), excluding float and allocating corporate expenses? Help us get the facts from ADP. Proxy Materials Pershing Square Capital Management, L.P. and certain of its affiliated funds (collectively, “Pershing Square”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the 2017 annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (“ADP”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square Capital Management, L.P., PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square Capital Management, L.P. and PS Management may be deemed to beneficially own the equity securities of ADP described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in ADP or the matters to be acted upon, if any, in connection with the Annual Meeting. Your vote Is Important. Vote the GOLD Proxy Card Today. Question: What are ADP’s margins in Employer Services by sub-segment (Small-Business (SMB’), Mid-Market, Enterprise. and International), excluding float and allocating corporate expenses? Is ADP earning comparable margins to Paychex (—41%) in its SMB business? If so. that would imply 12% margins for the rest of Employer Services. Operating margins vs. paychex adp’s implied non-smb margins59.000 58.518 57.500 buwir ..IeflW4i 56.000 12%n..,n 56 18 54.500 Si.: - Nit 0p.ato,.I R.,.no. Opi,it.on.I Pro4O • .d All 0th., E.,p*o., S.n.c.s • ADP S.,.lI Is...ssf9.4S) Peycle. Pr6abIty I 50% -, 30% 5 20% 10% 0% 19% V AOP (Enployq’ 5.rc.,) PyCh ADPascending.com Boost Post Like Q Comment Share Write a comment... Press Enter to post.

On September 20, 2017, Pershing Square Capital Management, L.P. and certain affiliates launched a Twitter page relating to the Company located at https://twitter.com/ADPascending (the “Twitter Page”). Copies of the materials posted to the Twitter Page are below:

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ADPASCENDING
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Support PSCM’s Nominees for ADP’s Transformation at the upcoming annual meeting. VOTE GOLD! SEC Disclaimer: adpascending.com/proxy-material…
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ADP Ascending
ADP Ascending @ADPascending
Learn how @ADP could achieve its full potential at ADPascending.com $ADP SEC Disclaimer: adpascending.com/proxy -material...    Home IADP Ascending ADP Ascending asks is ADP achieving its full potential and                 investors and analysts who would like to ask a question should vote the GOLD Proxy Card. adpascending.com    6:35 AM—20 Sep 2017

MJf>    ADP Ascending ASCENDING @ADPascending    $ADP Shareholders, your vote is important! youtube.com/watch?v=e7o4MB... SEC Disclaimer: adpascending.com/proxy -material...    WAA 1PAfoINC youtube.com VOTEISioT    [GRAPHIC APPEARS HERE]    6:39 AM—20 Sep 2017    0

Bill Ackman 8 @BillAckman Follow Here’s our first weekly question for @ADP $ADP SEC Disclaimer: adpascending.com/proxy-material... Your vote is important. Vote the GOLD Proxy Card Today. Question: What are ADP’s margins in Employer Services by sub-segment (Small-Business (“SMB”), Mid-Market, Enterprise, and International), excluding float and allocating corporate expenses? • Is ADP earning comparable margins to Paychex (-41%) in its SMB business? If so, that would imply 12% margins for the rest of Employer Services. Operating Margin vs. Paychex ADP’s Implied non-SMB Margins 5O% 40% 30% 20% 10% 0% ~19% ~41% ADP paychex (Employer services) Net operational margin (%) $9,000 $8,518 $7,500 $6,000 $4,500 $3,000 $1,500 $6,518 ~$2,000 @41% ~19% Implies non-small business revenue is generating a 12% margin 0% $0 . ADP Paychex Net Operational Revenue Operational Profit (Employer Services) Implied All Other Employer Services ADP Small Business (“SMB”)@ Paychex Profitability ADPascending.com 6:33 AM - 20 Sep 2017 12 Retweets 27 Likes

ADP ADP Ascending ASCENDING @ADPascending Read our letter highlighting the opportunity for @ADP $ADP adpascending.com/content/upload... VOTE GOLD! SEC Disclaimer: adpascending.com/proxy-material... 11:16 AM- 20 Sep 2017

On September 20, 2017, chief executive officer and portfolio manager of Pershing Square Capital Management, L.P., William A. Ackman posted the following material to his Twitter page located at https://twitter.com/BillAckman:

Bill Ackman @Bill Ackman
    Follow
Follow @ADPascending for the latest on our proxy contest with $ADP SEC Disclaimer: adpascending.com/proxy-material... 6:33 AM—20 Sep 2017    6 Retweets    12 Likes    2 l,    6 12

Bill Ackman @Bill Ackman
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Here’s our first weekly question for @ADP $ADP     SEC Disclaimer: adpascending.com/proxy-material..Your vote is important. Vote the gold Proxy Card Today.    Question: What are ADP’s margins in Employer Services by sub-segment (Small-Business (“SMB”), Mid-Market, Enterprise, and International), excluding float and allocating corporate expenses? •Is ADP earning comparable margins to Paychex (-41%) in its SMB business? If so, that would imply 12% margins for the rest of Employer Services. Operating Margin vs. Paychex ADP’s Implied non-SMB Margins
SO%    ·40% 1’6 30% .2 20% QJ 8” Ql 10% z 0%
$9,000     $8,518 [GRAPHIC APPEARS HERE]$7,500 $6,000 $4,500 $3,000 $1,500 so
lmphes non-small business revenue 1st generation a 12%margm    19%
ADP    Paychex (Employer Services)
Net Operational Revenue     Operational Profit • Implied All Other Employer Services • ADP Small Business (“SMB”) @ Paychex Profitabitity
ADPascending.com    6:33 AM—20 Sep 2017    6 Retweets     16 Likes

Bill Ackman @Bill Ackman

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$ADP Fellow Shareholders, please watch this video youtube.com/watch =e7o4MB... SEC Disclaimer: adpascending.com/proxy -material...    WAA )pAfoINC youtube.com VOTEISio    T    [GRAPHIC APPEARS HERE]    6:35 AM—20 Sep 2017    5 Retweets 12 Likes    3  t_l,    5J 12

Bill Ackman @BillAckman Follow I’ll be on @CNBC with @ScottWapnerCNBC today to discuss $ADP. SEC Disclaimer: adpascending.com/proxy-material... 7:52 AM - 20 Sep 2017 24 Retweets 50 Likes 25 24 50

On September 20, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to www.ADPascending.com:

HELP ADP ACHIEVE ITS FULL POTENTIAL. VOTE THE GOLD CARD TODAY Every Vote Matters! HOW TO VOTE Vote Online Vote By Phone Vote By Mail Sign Up For Email Updates EMAIL* SUBMIT ADP: The Time is Now Presentation & Executive Summary DOWNLOAD EXECUTIVE SUMMARY DOWNLOAD FULL PRESENTATION Read Pershing Square’s Weekly Questions to ADP QUESTION 1 Read Pershing Square’s Letter to Shareholders September 20, 2017 VIEW LETTER The Nominees For ADP’s Transformation Meet Pershing Square’s nominees for election to the Board of ADP: Bill Ackman and independent directors Veronica M. Hagen and V. Paul Unruh BILL ACKMAN » VERONICA M. HAGEN » V. PAUL UNRUH » TIMELINE September 15, 2017 Pershing Square Sends Letter to ADP Pershing Square sends a letter to ADP’s Board requesting the use of a universal proxy card. September 13, 2017 Pershing Square Responds to ADP Presentation Pershing Square responds to ADP’s September 12, 2017, presentation noting that ADP’s “Focused Transformation Strategy” demonstrates a lack of recognition for the enormous value-creation opportunity that exists at ADP. September 12, 2017 ADP Files Investor Presentation ADP Files Investor Presentation September 7, 2017 Pershing Square Sends Letter to ADP Pershing Square thanks ADP’s Board for meeting on September 5th and notes that a substantial number of shareholders have told Pershing Square that they strongly prefer that the company embrace its significant potential for improvement and that it work together with Pershing Square in the best interest of the company and all of its stakeholders. September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting Pershing Square Reminds Investors that the record date for voting at ADP’s 2017 annual meeting is September 8, 2017 September 6, 2017 Pershing Square Comments on September 5th Meeting with ADP Board Pershing Square Comments September 5th on Meeting with ADP Board and Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 5, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting Pershing Square files a definitive proxy statement with the SEC for the election of William A. Ackman, Veronica M. Hagen and V. Paul Unruh to the ADP Board. August 31, 2017 Pershing Square Files an Amended 13 D Pershing Square files an amended 13 D showing that as of August 31, 2017, Veronica M. Hagen and V. Paul Unruh each beneficially own 3,000 shares of Common Stock of ADP. August 24, 2017 Pershing Square Sends Letter to ADP Pershing Square asks ADP to identify any specific areas of interest for discussion at the upcoming September 5th meeting. August 21, 2017 Pershing Square Issues Statement Regarding ADP Pershing Square responds to ADP’s decision not to nominate Pershing Square’s candidates for election to the Board and notes that ADP has failed to respond to any of the issues raised in Pershing Square’s August 17, 2017 presentation. August 21, 2017 ADP Board Rejects Pershing Square Nominees ADP’s board of directors votes against the nomination of Pershing Square’s three candidates for election. August 17, 2017 ADP Comments on Pershing Square Investor Presentation ADP comments on Pershing Square’s presentation without responding to any of the issues raised by Pershing Square. August 17, 2017 Pershing Square Presents “ADP: The Time is Now” Pershing Square details its investment thesis on ADP in a webcast for investors and analysts. August 16, 2017 Pershing Square Announces Details for Webcast Pershing Square provides access details for its webcast on Thursday, August 17, 2017, at 9:00 AM EDT. August 14, 2017 Pershing Square Files its Preliminary Proxy Statement Pershing Square files its preliminary proxy statement with the SEC which provides a detailed background of communications between Pershing Square and ADP. August 7, 2017 ADP Comments on Pershing Square Capital Management’s Nomination of Directors ADP issues a statement in response to Pershing Square’s nomination of three directors. August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP Pershing Square proposes Bill Ackman and independent nominees Veronica M. Hagen and V. Paul Unruh for election to the Board of ADP. It also announces it will hold a webcast on August 17, 2017. August 4, 2017 Pershing Square Announces Investment in ADP Pershing Square confirms it has acquired an 8% stake in ADP and expresses disappointment regarding ADP’s decision not to extend the nominating deadline, which could have facilitated constructive discussions. August 4, 2017 ADP Says Pershing Square Capital Management Seeking Control of ADP ADP incorrectly claims that Pershing Square is seeking five seats and effective control of its Board and denies Pershing Square’s request for an extension to ADP’s nominating deadline. News Slide 0 News Slide 1 News Slide 2 News Slide 3 News Slide 4 News Slide 5 News Slide 6 INVESTOR RELATIONS © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

CONTACT Media Pershing Square Fran McGill 212 909 2455 McGill@persq.com Questions regarding voting can be directed to: North American Toll-Free Number: (866) 342-1635 Email: ADP@dfking.com General Inquiries NAME* First Last EMAIL* PHONE NUMBER COMPANY OR ORGANIZATION COMMENT SUBMIT © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

VOTE THE GOLD PROXY CARD. EVERY VOTE MATTERS! Vote Online Vote By Phone Vote By Mail Voting FAQs What you’ll receive as a shareholder You will receive multiple mailings from both Pershing Square and ADP. You may also receive some materials more than once if you own shares in different accounts. The instructions for voting are different, depending on how your shares are held. If you’re a registered shareholder, you’ll receive a GOLD Proxy Card. If you hold ADP shares through a bank or brokerage account, you’ll receive a GOLD Voting Instruction Form. It is important that you vote every GOLD card you receive. To support Pershing Square’s Nominees for ADP’s Transformation, you need to vote a GOLD Proxy Card or GOLD Voting Instruction Form (VIF) for each and every account holding ADP shares. How to Vote the Gold Card Vote Online Vote By Phone Vote By Mail How to vote GOLD To vote for Pershing Square’s Nominees for ADP’s Transformation, vote the GOLD Proxy Card or GOLD Voting Instruction Form. Based on your account holdings, you will receive similar material from ADP that will say “White Proxy Card” or “White Voting Instruction Form.” PLEASE DISCARD ANY MATERIALS YOU RECEIVE FROM ADP. VOTE ONLINE You will need your GOLD Proxy Card or GOLD Voting Instruction Form to vote online. Locate the web address on your GOLD Proxy Card (www.fcrvote.com/ADP) or GOLD Voting Instruction Form (www.proxyvote.com). Locate the unique 12 digit control number located on your GOLD Proxy Card or your unique 16 digit control number located on your GOLD Voting Instruction Form. Access the designated voting site. Follow the instructions provided. VOTE BY PHONE Locate the 12 digit control number on your GOLD Proxy Card, dial the toll free number given on your GOLD Proxy Card and follow the instructions. OR Locate the 16 digit control number on your GOLD Voting Instruction Form, dial the toll-free telephone number given on your GOLD Voting Instruction Form and follow the instructions. VOTE BY MAIL Simply check “For All” sign, date and return your GOLD Proxy Card or GOLD Voting Instruction Form in the postage-paid envelope provided. Remember, you must vote every GOLD Proxy Card or GOLD Voting Instruction Form that’s been mailed to you. If you have any questions about how to vote your shares, please contact our proxy solicitor, D.F. King & Co., Inc., at (866) 342-1635. Voting FAQ Proxy and Voting Information When Should Shareholders Receive Their Proxy Materials? Shareholders should start receiving the Proxy Materials, including the GOLD Proxy Card or GOLD Voting Instruction Form, the week of September 25th. How Do I Vote By Proxy? You can vote online, by mail or by phone. See the “How To Vote” section of this website. When Is The Cut-Off For Voting My Proxy? If you hold your shares through a bank or brokerage firm, the voting cut-off for Internet or telephone voting is 11:59 PM on November 6, 2017. If you hold your shares in registered form (not through a bank or brokerage firm), the voting cut-off for Internet and telephone voting is at 8:30 am on November 7, 2017 (the start of the Annual Meeting). Why Have I Received More Than One Proxy Card? You will receive multiple GOLD Proxy Cards or GOLD Voting Instruction Forms for each account that holds shares of ADP. It is very important to submit a vote for each account in which you hold shares via the GOLD Proxy Cards or GOLD Voting Instruction Forms and discard any white proxy cards or white voting instruction forms you receive from ADP. Should I Vote Again When I Get Duplicate Mailings? Yes, you should vote each and every GOLD Proxy Card or GOLD Voting Instruction Form, for every account holding ADP shares. What Happens if I Voted the White Proxy Card and Then Want to Change my Vote to Vote for Pershing Square’s Nominees for ADP’s Transformation? Only your latest dated proxy will count. If you previously voted via a white proxy card or white voting instruction form, you can revoke it by subsequently voting a later dated GOLD Proxy Card or GOLD Voting Instruction Form. I Have Multiple Gold And White Cards. What Should I Do? Vote each GOLD Proxy Card or GOLD Voting Instruction Form you receive to support Pershing Square’s Nominees for ADP’s Transformation. You should discard all white cards you receive from ADP. What Should I Do With The White Proxy Card? You should discard all white proxy cards or white voting instruction forms you receive from ADP. How Did Pershing Square Get My Name And Address? ADP turned over its shareholder lists to Pershing Square as required by state law. Can A Vote Be Changed Or Revoked After A Proxy Card Is Returned? Yes, if you previously returned a white card or white voting instruction form, you can revoke it by subsequently voting a later dated and signed GOLD Proxy Card or GOLD Voting Instruction Form. Voting via the white proxy card will revoke any vote you previously made via the GOLD Proxy Card or GOLD Voting Instruction Form. Accordingly, you should not vote any white proxy cards or white voting instruction forms. Only your most recent vote will count at the annual meeting. Can I Vote In Person At The Annual Meeting Instead Of Voting By Proxy? Yes. If you hold your shares in registered form (not through a bank or brokerage firm), you can vote by ballot at the annual meeting. If you hold your shares through a bank or brokerage firm, you must obtain a “legal proxy” from your bank or brokerage firm to enable you to vote at the annual meeting. However, we encourage you to vote your GOLD proxy by Internet, telephone, or mail prior to the meeting, even if you plan to attend in person. Will My Control Number Be The Same For All Of My Accounts? No. You will have a different control number for each account that holds ADP shares. Will The Control Number Be The Same For ADP’s and Pershing Square’s Materials? No. Each account that holds ADP shares will have separate control numbers for the proxy materials sent to you by Pershing Square (GOLD proxy card control number) versus proxy materials sent to you by ADP (white proxy card control number). Am I a “Registered Shareholder” or a “Beneficial Shareholder”? What’s the difference? You’re a registered shareholder if you own ADP shares in your own name (not through a bank or brokerage firm). You’re a beneficial shareholder if you own the shares through a bank or brokerage firm. Registered shareholders should vote the GOLD Proxy Card. Beneficial shareholders should vote on the GOLD Voting Instruction Form. What Should I Do If I’m Not Sure if I Have Received the Right Voting Forms? You should promptly contact our proxy solicitor, D.F. King & Co., Inc., at (866) 342-1635 © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

TIMELINE PRESS RELEASES PRESENTATIONS QUESTIONS SHAREHOLDER MATERIALS September 15, 2017 Pershing Square Sends Letter to ADP Pershing Square sends a letter to ADP’s Board requesting the use of a universal proxy card. VIEW FILING September 13, 2017 Pershing Square Responds to ADP Presentation Pershing Square responds to ADP’s September 12, 2017, presentation noting that ADP’s “Focused Transformation Strategy” demonstrates a lack of recognition for the enormous value-creation opportunity that exists at ADP. VIEW PRESS RELEASE September 12, 2017 ADP Files Investor Presentation VIEW PRESENTATION September 7, 2017 Pershing Square Sends Letter to ADP Pershing Square thanks ADP’s Board for meeting on September 5th and notes that a substantial number of shareholders have told Pershing Square that they strongly prefer that the company embrace its significant potential for improvement and that it work together with Pershing Square in the best interest of the company and all of its stakeholders. VIEW FILING September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting Pershing Square Reminds Investors that the record date for voting at ADP’s 2017 annual meeting is September 8, 2017 VIEW PRESS RELEASE September 6, 2017 Pershing Square Comments on September 5th Meeting with ADP Board Pershing Square Comments September 5th on Meeting with ADP Board and Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting. VIEW PRESS RELEASE DOWNLOAD EXECUTIVE SUMMARY September 5, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting Pershing Square files a definitive proxy statement with the SEC for the election of William A. Ackman, Veronica M. Hagen and V. Paul Unruh to the ADP Board. VIEW PROXY STATEMENT August 31, 2017 Pershing Square Files an Amended 13 D Pershing Square files an amended 13 D showing that as of August 31, 2017, Veronica M. Hagen and V. Paul Unruh each beneficially own 3,000 shares of Common Stock of ADP. VIEW AMENDED 13 D August 24, 2017 Pershing Square Sends Letter to ADP Pershing Square asks ADP to identify any specific areas of interest for discussion at the upcoming September 5th meeting. VIEW LETTER August 21, 2017 Pershing Square Issues Statement Regarding ADP Pershing Square responds to ADP’s decision not to nominate Pershing Square’s candidates for election to the Board and notes that ADP has failed to respond to any of the issues raised in Pershing Square’s August 17, 2017 presentation. VIEW PRESS RELEASE August 21, 2017 ADP Board Rejects Pershing Square Nominees ADP’s board of directors votes against the nomination of Pershing Square’s three candidates for election. VIEW PRESS RELEASE August 17, 2017 ADP Comments on Pershing Square Investor Presentation ADP comments on Pershing Square’s presentation without responding to any of the issues raised by Pershing Square. VIEW PRESS RELEASE August 17, 2017 Pershing Square Presents “ADP: The Time is Now” Pershing Square details its investment thesis on ADP in a webcast for investors and analysts. VIEW WEBCAST DOWNLOAD PRESENTATION August 16, 2017 Pershing Square Announces Details for Webcast Pershing Square provides access details for its webcast on Thursday, August 17, 2017, at 9:00 AM EDT. VIEW PRESS RELEASE August 14, 2017 Pershing Square Files its Preliminary Proxy Statement Pershing Square files its preliminary proxy statement with the SEC which provides a detailed background of communications between Pershing Square and ADP. VIEW PROXY STATEMENT August 7, 2017 ADP Comments on Pershing Square Capital Management’s Nomination of Directors ADP issues a statement in response to Pershing Square’s nomination of three directors. VIEW PRESS RELEASE August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP Pershing Square proposes Bill Ackman and independent nominees Veronica M. Hagen and V. Paul Unruh for election to the Board of ADP. It also announces it will hold a webcast on August 17, 2017. VIEW PRESS RELEASE August 4, 2017 Pershing Square Announces Investment in ADP Pershing Square confirms it has acquired an 8% stake in ADP and expresses disappointment regarding ADP’s decision not to extend the nominating deadline, which could have facilitated constructive discussions. VIEW PRESS RELEASE August 4, 2017 ADP Says Pershing Square Capital Management Seeking Control of ADP ADP incorrectly claims that Pershing Square is seeking five seats and effective control of its Board and denies Pershing Square’s request for an extension to ADP’s nominating deadline. VIEW PRESS RELEASE Sign up for email updates: EMAIL* SUBMIT Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

ADP Ascending HOME HOW TO VOTE THE NOMINEES INVESTOR RELATIONS REACTIONS CONTACT PRESENTATIONS TIMELINE PRESS RELEASES PRESENTATIONS QUESTIONS SHAREHOLDER MATERIALS ADP: The Time is Now Pershing Square’s August 17, 2017, Presentation Pershing Square presents the conclusions of its extensive research about ADP. DOWNLOAD PRESENTATION TRANSCRIPT DOWNLOAD EXECUTIVE SUMMARY Sign up for email updates: EMAIL* SUBMIT Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

ADP Ascending HOME HOW TO VOTE THE NOMINEES INVESTOR RELATIONS REACTIONS CONTACT PRESS RELEASES TIMELINE PRESS RELEASES PRESENTATIONS QUESTIONS SHAREHOLDER MATERIALS Pershing Square Press Releases: September 20, 2017 Pershing Square Releases Letter to Shareholders September 13, 2017 Pershing Square Responds to ADP Presentation September 8, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 6, 2017 Pershing Square Comments on Meeting with ADP Board September 5, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting August 21, 2017 Pershing Square Issues Statement Regarding ADP August 18, 2017 Pershing Square Announces Replay of Webcast Available at www.ADPascending.com August 16, 2017 Pershing Square Announces Details for Webcast August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP August 4, 2017 Pershing Square Announces Investment in ADP Sign up for email updates: EMAIL* SUBMIT Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

HOME HOW TO VOTE THE NOMINEES INVESTOR RELATIONS REACTIONS CONTACT PERSHNG SQUARE’S WEEKLY QUESTIONS TO ADP TIMELINE PRESS RELEASES PRESENTATIONS QUESTIONS SHAREHOLDERS MATERIALS QUESTION: What are ADP’s margins in Employer Services by sub-segment (Small-Business (“SMB”), Mid-Market, Enterprise, and International), excluding float and allocating corporate expenses? Is ADP earning comparable margins to Paychex (~41%) in its SMB business? If so, that would imply 12% margins for the rest of Employer Services. Net Operational Margin (%) 50% 40% 30% 20% 10% 0% ~19% ~41% ADP (Employer Services) Paychex $9,000 $7,500 $6,000 $4,500 $3,000 $1,500 $0 $8,518 $6,518 $2,000 @41% ~19% Implies non-small business revenue is generating a 12% margin Net Operational Revenue Operational Profit Implied All Other Employer Services ADP Small Business (“SMB”) @ Paychex Profitability Sign up for email updates: EMAIL* SUBMIT Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com ©2017 Pershing Square Capital Management, L.P.| Disclaimer | SEC Filings PROXY STATEMENT

ADP Ascending HOME HOW TO VOTE THE NOMINEES INVESTOR RELATIONS REACTIONS CONTACT REACTIONS “[ADP’s] rebuttal was, in our view, a confident, well-articulated, detailed, reiteration of the status quo for ADP, providing plenty of insightful incremental data points and disclosures, but no material change to the financial outlook for the company. ADP established three-year guidance for the first time, but the guidance was consistent with its already-disseminated FY18 guidance and long-term business model.” Lisa Ellis, Bernstein (Sep 13, 2017) “We continue to view Pershing’s activism as a net win for the company longer term.” Tien-Tsin Huang, J.P. Morgan (Sep 7, 2017) “ADP gross margins are noticeably lower than peer PAYX and the software providers despite the company’s significant scale. In addition, despite the comparison issues such as inclusion of pass through revenues, greater international exposure (higher growth/lower margins), and revenue mix, we believe the company has significant opportunity to expand margins… we agree that there are significant margin expansion opportunities and expect the activist involvement to potentially help drive greater focus on improving the Employer Services margins going forward.” Bryan Keane, Deutsche Bank (Sep 5, 2017) “We believe there is likely a valid case for accelerated margin expansion at ADP, and there is merit in Pershing challenging the rate and pace at which ADP is driving efficiency in service delivery and addressing its legacy platforms. There is a 10-15ppt delta between ADP and competitor margins which cannot be easily explained by structural differences, ADP’s business is more labor-intensive than peers, and examples exist (e.g., CDK) of successful margin expansion after spinning out of ADP.” Lisa Ellis, Bernstein (Aug 31, 2017) “We agreed with many of the points highlighted by Pershing… There is an opportunity to further improve margins. ADP’s revenue/employee lags competitors reflecting multiple platforms and redundant service centers.” Mark Marcon, Baird (Aug 18, 2017) “Pershing clearly did its homework and scored some important points. After listening in, our sense is there is an above consensus opportunity to boost profitability.We were expecting a much more detailed rebuttal from the company yesterday. Instead, all we got was a claim that Pershing’s presentation ‘betrays a fundamental lack of understanding of the current state of ADP’s business.’ To that, we’d say that at this point, no investor, no analyst, NO ADVISOR, and probably few board members know more about problems in the company than Pershing Square.” Don Bilson and Eric Wiley, Gordon Haskett (Aug 18, 2017) “[Pershing Square] did break out a number of analytically sound points that can add up to a sizeable benefit. We particularly liked the points on the level of support (vs. service); product sprawl; siloed / unnecessarily complex organization and duplication. Our own checks suggest this may be true… ADP has been managed for risk-averse multi-year gain, it is appropriate to ask these tough questions and expect an answer on the likelihood of setting an aggressive target and trying to deliver on it.” Ashwin Shirvaikar, Citi (Aug 17, 2017) “We agree with Pershing’s longer-term goals; we suspect management and the board will as well. … The notion of consolidating the Enterprise segment onto the mid-market platform is perhaps our most significant incremental takeaway. This could substantially simplify ADP’s operating model and increase scale efficiencies if it can be executed.” David Grossman and Craig Jones, Stifel (Aug 17, 2017) “This is similar to Pershing Square’s investment in Canadian Pacific, a company that was near its all-time high when Pershing Square filed its 13D with a thesis of margin improvement. Canadian Pacific also had excuses for its margins (i.e., bad weather) but Pershing Square ultimately implemented its plan and doubled the profit margins, leading to a 153.3% return on its investment. Similarly, Pershing Square was instrumental in improving margins at Air Products by 50% in three years.” 13 D Monitor (Aug 7, 2017) “Why is there such a long period before the shareholder meeting for director nominations Does Pershing Square maybe have a leg to stand on “Rodriguez needs to acknowledge that while no one likes to face the fact that they can be replaced, a CEO must always realize that they serve at the pleasure of the Board and the shareholders of the company. All shareholders deserve respect and acknowledgement. It’s the job of the CEO not only to sell their vision of the company to clients but also to shareholders – even the hostile shareholders. “No CEO, Chairman or Board member should ever forget that their true boss is the shareholder.”– Egan-Jones Proxy Services | August 14th, 2017 Sign up for email updates: EMAIL* SUBMIT Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com Note: Due to copyright protection we are not able to provide analyst and other reports in their entirety. We encourage shareholders to access these materials independently. © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

ADP Ascending HOME HOW TO VOTE THE NOMINEES INVESTOR RELATIONS REACTIONS CONTACT SHAREHOLDER MATERIALS TIMELINE PRESS RELEASES PRESENTATIONS QUESTIONS SHAREHOLDER MATERIALS September 20, 2017 Letter to Shareholders September 15, 2017 Pershing Square Amended 13D Pershing Square sends a letter to ADP’s Board requesting the use of a universal proxy card. September 14, 2017 Proxy Supplement September 7, 2017 Pershing Square Amended 13D Pershing Square thanks ADP’s Board for meeting on September 5th and notes that a substantial number of shareholders have told Pershing Square that they strongly prefer that the company embrace its significant potential for improvement and that it work together with Pershing Square in the best interest of the company and all of its stakeholders. September 5, 2017 Proxy Statement August 31, 2017 Pershing Square Files an Amended 13 D Pershing Square files an amended 13 D showing that as of August 31, 2017, Veronica M. Hagen and V. Paul Unruh each beneficially own 3,000 shares of Common Stock of ADP. August 14, 2017 Preliminary Proxy Statement August 7, 2017 13 D HOW TO VOTE Sign up for email updates: EMAIL* SUBMIT Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

“ Pershing Square CEO Bill Ackman BILL ACKMAN Bill Ackman, 51, is the founder, chief executive officer and portfolio manager of Pershing Square Capital Management, L.P., an SEC-registered investment adviser founded in 2003. Pershing Square is a concentrated research-intensive, fundamental value investor in long and occasionally short investments in publicly traded companies. Mr. Ackman has served as Chairman of the Board of The Howard Hughes Corporation (NYSE: HHC) since November 2010. Mr. Ackman served as a director of Valeant Pharmaceuticals International, Inc. (NYSE: VRX) (TSX: VRX) between March 2016 and May 2017 and as a director of Canadian Pacific Railway Ltd. (NYSE: CP) (TSX: CP) between May 2012 and September 2016. Mr. Ackman served as a director of J.C. Penney Company, Inc. (NYSE: JCP) from February 2011 through August 2013 and as a director of Justice Holdings Limited (LSE: JUSH) from April 2011 to June 2012 when it merged with Burger King Worldwide, Inc. (NYSE: BKW), now (NYSE: QSR)(TSX: QSR). From June 2009 to March 2010, Mr. Ackman served as a director of General Growth Properties, Inc. (NYSE: GGP). Mr. Ackman is a Trustee of the Pershing Square Foundation, a member of the Board of Trustees at The Rockefeller University and a member of the Board of Dean’s Advisors of the Harvard Business School. Mr. Ackman’s management experience, his prior service on boards of directors of public companies and his investments in public and private companies across a variety of industries give him valuable insight that can be applied to the benefit of ADP and the Board. VERONICA M. HAGEN Veronica M. Hagen, 71, served as Chief Executive Officer of Polymer Group, Inc. from 2007 until her retirement in 2013 and served from 2007 to 2015 as a director. Ms. Hagen also served as President of Polymer Group, Inc. from January 2011 until her retirement in 2013. Polymer Group, Inc. is a leading producer and marketer of engineered materials. Prior to joining Polymer Group, Inc., Ms. Hagen was the President and Chief Executive Officer of Sappi Fine Paper, a division of Sappi Limited, the South African-based global leader in the pulp and paper industry, from November 2004 until 2007. Ms. Hagen also served as Vice President and Chief Customer Officer at Alcoa Inc. (NYSE: AA). She serves on the Compensation Committee and the Nominating/Corporate Governance Committee of the Board of Directors of American Water Works Company, Inc. (NYSE: AWK). Ms. Hagen also serves as the Chair of the Compensation Committee and a member of the Nominating and Governance Committee of the Board of Directors of Newmont Mining Corporation (NYSE: NEM). Since 2008, Ms. Hagen has served as a director of Southern Company (NYSE: SO) on the Nuclear/Operations Committee and as chair of the Nominating and Governance Committee. She also served as lead director of Southern Company for two years. Ms. Hagen is a member of the Committee of 200, Women Corporate Directors, and the National Association of Corporate Directors. Ms. Hagen has extensive global executive leadership experience in competitive industries where her focus on operational efficiency and productivity were paramount to long-term success. Ms. Hagen’s experience as an executive and public company director will provide valuable skills and insights to the Board. V. PAUL. UNRUH V. Paul Unruh, 68, is presently director and Chairman of the Audit Committee at Symantec Corporation (NASDAQ: SYMC). Mr. Unruh serves as director and Chairman of the Audit and Risk Committee at Aconex Limited (ASX: ACX) and previously served as a director and member of the Audit and Finance Committee at Heidrick & Struggles International Incorporated (NASDAQ: HSII). Mr. Unruh is a member of the National Association of Corporate Directors as well as the KPMG Audit Committee Institute. Mr. Unruh previously served on the Board of London Continental Railways Limited, Move, Inc. and URS Corporation. Mr. Unruh is a Certified Public Accountant. Mr. Unruh retired from his 25-year tenure with Bechtel Group (“Bechtel”) in 2003. Mr. Unruh served in numerous senior leadership roles at Bechtel, including Chief Financial Officer from 1992-1996, Controller from 1987-1991, Treasurer from 1983-1986 and Manager of Financial Systems Development from 1978-1982. He served as the President of Bechtel Enterprises Holdings, Inc. from 1997-2001. Mr. Unruh served as the Vice Chairman at Bechtel Group, Inc. from 2001-2003. Mr. Unruh has obtained technology, project development, finance, human resources, legal, and strategic planning expertise through his 30 years of professional experience as a senior executive. This experience, along with Mr. Unruh’s public company board experience, will make him a valuable addition to the Board. 2017 Pershing Square Capital Management, L.P. Disclaimer SEC Filings PROXY STATEMENT

On September 20, 2017, Pershing Square Capital Management, L.P. and certain affiliates sent the following e-mail to certain subscribers of www.ADPascending.com:

Past Issues Translate View this email in your browser September 20, 2017 thank you for your interest in ADP Ascending. Below ·find a list of pages that have been updated with new or changed content. Shareholder materials Letter to Shareholders Press Releases: Pershing Square Releases Letter to Shareholders; Highlights First in a Series of Unanswered Questions for ADP; Unveils First in a Series of Videos for Shareholders Homepage: Video: How You Can Help Unlock ADP’s Potential LEGAL NOTICE, DISCLAIMER AND FORWARD-LOOKING INFORMATION Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of Its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting or stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, Including Information relating to the participants In the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no Charge on the SEC’s website at http://www.sec.gov.The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 WallStreet,22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-16351 or email: ADP ctfklng.com. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management, Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described In Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D, none of the individuals listed above has a direct or indirect Interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting. Neither the press release nor related email notification is an offer to neither purchase nor a soil citation of an offer to sell any securities of any Investment funds managed by Pershing Square, or the Company, or of any other person. While certain funds managed by Pershing Square have Invested In the common stock of, and/or derivatives referencing, the Company, Pershing Square is not an affiliate of the Company and is not authorized to disseminate any information for or on behalf of the Company. Copyright 2017 ADP Ascending, All rights reserved. Want to change how you receive these emails? You can update your preferences or unsubscribe from this list.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com.

William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting.